UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2017
CSX CORPORATION
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer
Identification No.)

500 Water Street, C900, Jacksonville, FL 32202
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(904) 359-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. __

Item 2.02.	Results of Operations and Financial Condition

On April 19, 2017, CSX Corporation issued a press release and its CSX Quarterly Financial Report on financial and operating results for the quarter ended March 31, 2017. A copy of the press release is attached as Exhibit 99.1 and a copy of the CSX Quarterly Financial Report is attached as Exhibit 99.2, each of which is incorporated by reference herein. These documents are available on the Company's website, www.csx.com.*

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, has been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2017, CSX Corporation (the “Company”) announced that E. Hunter Harrison, the Company’s Chief Executive Officer (“CEO”), will also assume the title of President, effective immediately. Fredrik J. Eliasson, who assumed the title of President during the transition phase prior to Mr. Harrison’s appointment as CEO, will continue to serve as Executive Vice President and Chief Sales and Marketing Officer of the Company. As previously disclosed by the Company in a Current Report on Form 8-K, dated March 7, 2017, Mr. Harrison was appointed as CEO of the Company on March 6, 2017.

There were no compensation adjustments associated with these title changes.

Item 9.01.    Exhibits

(d)    The following exhibits are being furnished herewith:

99.1	Press Release dated April 19, 2017 from CSX Corporation

99.2	CSX Quarterly Financial Report.

*	Internet addresses are provided for informational purposes only and are not intended to be hyperlinks.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By: /s/ Carolyn T. Sizemore
Carolyn T. Sizemore
Vice President and Controller
(Principal Accounting Officer)

Date: April 19, 2017